SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2012

WORDLOGIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1130 West Pender Street, Suite 230

Vancouver, British Columbia, Canada V6E 4A4

 (Address of principal executive offices)

(604) 257-3660

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WORDLOGIC CORPORATION

Form 8-K

Current Report

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 7, 2012, WordLogic Corporation, a Nevada corporation (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of Nevada.  As a result of the Amendment, the Company has, among other things, increased the aggregate number of authorized shares of common stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) common shares.  A form of the Amendment is filed herewith as Exhibit 3.1(a).

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

3.1(a)

Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2012	WORDLOGIC CORPORATION

By: /s/ Franklin Evanshen
Franklin Evanshen President, Chief Executive Officer, Director